SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is March 15, 2022.

For Certain MFS® Funds

Effective March 21, 2022, the following Waiver Category is added to the table entitled "WAIVERS FOR 529 TUITION PROGRAMS" in the section entitled "Financial Intermediary Category I" under the main heading entitled "Appendix A – Waivers and Reductions of Sales Charges":

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
G. Purchases by Class 529A Accounts Opened in Connection with the Conversion of Class 529B and Class 529C shares to Class 529A shares on or about March 21, 2022
Purchases of Class 529A shares by accounts opened in connection with the conversion of all Class 529B and Class 529C shares to Class 529A shares of the fund on or about March 21, 2022.	√

Effective March 21, 2022, the section entitled "Financial Intermediary Category II" under the main heading entitled "Appendix A – Waivers and Reductions of Sales Charges" is restated in its entirety as follows:
Financial Intermediary Category II

Eligible Accounts:	Accounts with Merrill Lynch Listed as Record Owner and/or Broker of Record and Which Are Maintained at an Omnibus Level by Merrill Lynch with the Fund
Shareholders purchasing fund shares through a Merrill Lynch platform or account maintained at an omnibus level with the fund by Merrill Lynch will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
A. Distribution Reinvestment
Shares acquired through dividend or capital gain reinvestment into the same class of the fund.	√	√	√	√
B. Affiliates of Funds/Merrill Lynch
Shares acquired by employees of MFS and its affiliates described in the fund's prospectus.	√	√
Shares acquired by trustees of the fund.	√	√
Shares acquired by employees and registered representatives of Merrill Lynch or its affiliates and their family members.	√	√
C. Reinstatement Privilege
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
	√	√	√	√
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Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
D. Large Purchases
Breakpoints as described in the fund's prospectus (including pursuant to a Letter of Intent or Right of Accumulation as described below).	√
Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
√
Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).	√
E. Retirement Plans
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
	√	√
F. 529 Plans
Shares purchased by a 529 Plan (does not include 529-specific share classes or equivalents covered under "Waivers for Merrill 529 Omnibus Account" below).	√	√
G. Merrill Lynch Programs
Shares purchased through a Merrill Lynch affiliated investment advisory program.	√	√
Exchanges or conversions of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.
	√	√	√	√
Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform.	√	√
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).	√	√
H. Exchanges
The initial sales charge imposed on purchases of Class A shares is waived when shares are purchased by exchange from another MFS fund.	√
I. Systematic Withdrawals
Systematic withdrawals with respect to up to 10% per year of the account value determined at the time of your first withdrawal under the plan(s) (or January 4, 2016, with respect to Class A shares, whichever is later).
		√	√	√
J. Death or Disability of Owner
Shares redeemed on account of the death or disability of the account shareholder.		√	√	√
K. Benefit Responsive Waivers for Retirement Accounts
Return of excess contributions from an IRA Account.		√	√	√
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.		√	√	√
L. Transactions between Share Classes
In connection with the sale of Class A or Class C shares held in certain retirement brokerage accounts and the purchase of a lower cost share class due to transfer to certain fee based accounts or platforms.
		√		√
A shareholder in the fund's Class C shares will have such Class C shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies of Merrill Lynch as it relates to sales load discounts and waivers.
√
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Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
M. Payment of Merrill Lynch Fees
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.		√	√	√

WAIVERS FOR MERRILL 529 OMNIBUS ACCOUNT

Effective March 21, 2022, if you establish or hold your MFS 529 Savings Plan account on the Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill) omnibus platform, the features and policies related to share class sales charges (including initial sales charges (ISC) and contingent deferred sales charges (CDSC)) and share class sales charge waiver eligibility will be different than referenced in the fund's prospectus and in the MFS 529 Savings Plan program description and will be governed by the Merrill Unit Class Disclosure and Terms and Conditions (T&Cs) provided to you by Merrill prior to establishing your account. Importantly, if you establish or hold your MFS 529 Savings Plan account on the Merrill 529 omnibus platform, then the ISC applicable to your account purchase will be based on your eligible assets or meeting other eligibility criteria as set forth in the T&Cs. Each account will purchase Class 529A shares, either subject up to a 3.25% maximum ISC or without a sales charge, as applicable when an initial or subsequent contribution is credited to the account. The applicability of the ISC, if any, to the purchase will be automatically determined by Merrill at the time of the contribution based on the participant’s eligible assets and/or meeting other eligibility criteria. Class 529A shares eligible to be purchased without an ISC may be subject to a 0.25% CDSC if distributed from the MFS 529 Savings Plan within 12 months of purchase.

Sales Charge Waived
Waiver Category	Class 529A ISC
A. Large Purchases
The ISC imposed on purchases of Class 529A shares is waived on Class 529A purchases of $250,000 or more (including pursuant to a Right of Accumulation as described below).	√
B. Merrill Programs
Class 529A shares acquired where the account is eligible for Merrill Investment Advisory Relationship Based Pricing, as defined below.	√
Class 529A shares acquired though a Corporate 529 Plan (as defined in Merrill’s policies and procedures).	√
Class 529A shares acquired through a client rollover of assets from another 529 plan.	√
C. Distribution Reinvestment
Shares acquired through dividend or capital gain reinvestment into the same class of the fund.	√
D. Affiliates of Funds/Merrill Lynch
Shares acquired by employees of MFS and its affiliates described in the fund's prospectus.	√
Shares acquired by employees and registered representatives of Merrill or its affiliates and their family members.	√
E. Exchanges
Shares are purchased by exchange from another MFS fund held within the MFS 529 Savings Plan.	√

Description of Certain Investment Programs Eligible for Sales Charge Waivers or Reductions

 Letter Of Intent (LOI). You may pay a reduced or no ISC on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period. Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.
For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.
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Right Of Accumulation (ROA). Under the ROA, you may pay a reduced or no ISC, as described in the fund's prospectus and this waiver schedule, on purchases of Class A or Class 529A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts invested in MFS funds, based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts.

Linking Accounts For LOI and ROA (if applicable). For purposes of obtaining reduced sales charges under the LOI and ROA (if applicable), you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.
Eligible accounts that you may link under an LOI and ROA (if applicable) are:
•	Individual accounts;
•	Joint accounts;
•	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;
•	Accounts in 529 Plans held at an omnibus basis;
•	Certain single-participant retirement plan accounts;
•	Certain Individual Retirement Accounts;
•	Uniform Gifts/Transfers to Minor Acts accounts; and
•	Accounts held in the name of your financial intermediary on your behalf.
It is your responsibility to inform Merrill for each current purchase of any accounts not held by Merrill that hold shares of the MFS funds that you believe are eligible to be linked under an LOI or an ROA.

Merrill Investment Advisory Relationship-Based Pricing.  An account will be automatically eligible to purchase Class 529A shares with no ISC regardless of the assets within the MFS 529 Savings Plan if:
(1)	at the time of purchase, the account is linked to a client household relationship in one or more of the Merrill investment advisory programs listed below; and
(2)
at the time of purchase, the client household relationship has combined assets held in any account through Merrill (excluding insurance, annuities, 401(k) assets, assets in defined benefit plan accounts and in BlackRock program accounts) that are equal to or greater than $250,000.

The following is a list of Merrill investment advisory programs that are included when determining eligibility: Merrill Lynch Investment Advisory Program; Managed Account Service (MAS); Strategic Portfolio Advisor Service (SPA); Merrill Guided Investment advisor programs (i.e., Merrill Guided Investing, Merrill Guided Investing with Advisor and Merrill Edge Advisory Account programs); Institutional Investment Consulting (IIC); and any future Merrill sponsored and managed investment advisory programs.
The $250,000 asset level is used to determine initial eligibility and is not a factor for continued participation in this relationship-based pricing program after the date of first qualifying. If a participant’s enrollment in any of the above investment advisory programs is terminated (whether by the participant or by Merrill), the account will no longer be eligible for this benefit.
Merrill reserves the right to terminate this relationship-based pricing program at any time with prior notice to participants.

Effective March 16, 2022, the section entitled "Financial Intermediary Category VII" under the main heading entitled "Appendix A – Waivers and Reductions of Sales Charges" is restated in its entirety as follows:

Financial Intermediary Category VII

Eligible Accounts:	Accounts Investing in Shares of the Fund through an Edward Jones Platform or Account Maintained at an Omnibus Level by Edward Jones with the Fund

Effective on or after March 16, 2022, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the fund's prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of MFS funds or other facts qualifying the purchaser for breakpoints or waivers.  Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
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Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B CDSC	Class C CDSC
A. Fee-Based Programs
Shares purchased in an Edward Jones fee-based program.	√
B. Dividend and Distribution Reinvestment
Shares purchased within the same fund family through reinvestment of capital gains and dividend distributions.	√
C. Associates of Edward Jones
Shares acquired by associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones' policies and procedures.
√
D. Reinstatement Privilege
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met (i) the proceeds are from the sale of shares within 60 days of the purchase; and (ii) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
	√	√	√	√
E. Transactions between Share Classes and Funds
Shares converted from another share class into Class A shares of the same fund at the discretion of Edward Jones. Edward Jones will be responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable Class A or Class 529A sales charge as disclosed in the fund's prospectus.
√
Shares converted from Class C into Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones, but in no event, earlier than the expiration of the applicable Class C CDSC.
√
Shares exchanged from another MFS Fund in an Edward Jones fee-based program.	√	√	√	√
F. Death or Disability of Owner
Shares redeemed on account of the death or disability of the account shareholder or 529 plan account beneficiary.		√	√	√
G. Systematic Withdrawals
Systematic withdrawals with respect to up to 10% per year of the account value determined at the time of the shareholder's first withdrawal under the plan(s).		√	√	√
H. Benefit Responsive Waivers for Retirement Accounts
Return of excess contributions from an IRA Account.		√	√	√
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
		√	√	√
I. Payment of Edward Jones Fees
Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones.		√	√	√
J. Large Purchases
Breakpoint amounts as described in the fund's prospectus, subject to the Rights of Accumulation rules described below.	√
K. Minimum Balances
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.		√	√	√
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Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B CDSC	Class C CDSC
L. 529 Plan Rollover
Purchases of Class 529A shares through a rollover from another 529 plan.	√
M. 529 Plan Recontribution
Purchases of Class 529A shares made for recontribution of refunded amounts.	√

Description of Certain Policies for Sales Charge Waivers or Reductions
Letter Of Intent (LOI). A shareholder may pay a reduced or no initial sales charge on purchases of Class A or Class 529A shares if the shareholder intends to invest a specific dollar amount in any class of any MFS fund within a 13-month period. The LOI is determined by calculating the higher of the cost paid by the shareholder or the market value of any existing qualifying holdings (as calculated at the beginning of the 13-month period) in combination with the value that the shareholder intends to purchase over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during the 13-month period will receive the sales charge and breakpoint discount that applies to the total amount.

If the shareholder does not purchase the intended amount within the 13-month period, the shareholder's account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce any sales charge previously paid. The inclusion of investments in the MFS funds held in accounts not maintained by Edward Jones is dependent on the shareholder notifying Edward Jones of such investments at the time of calculation. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Right Of Accumulation (ROA). Under the ROA, a shareholder may pay a reduced or no initial sales charge on purchases of Class A or Class 529A shares by aggregating the amount of the shareholder's investment with the shareholder's existing investments in the MFS funds, based on the higher of the cost paid by the shareholder minus redemptions or the current market value of the applicable MFS funds. For purposes of calculating the ROA, the shareholder's account may be grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups") (as determined by Edward Jones under its policies and procedures). For purposes of calculating the ROA, holdings of shares of certain money market funds or shares held in group retirement plans are not taken into account. If grouping assets as a shareholder, the ROA includes all investments of a shareholder in the MFS funds held on the Edward Jones platform and/or held on other platforms. The inclusion of investments in the MFS funds held in accounts not maintained by Edward Jones is dependent on the shareholder notifying Edward Jones of such investments at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts. Purchases by shareholders will be subject to a $250 initial purchase minimum and no subsequent purchase minimum.

Minimum Balances. Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following accounts are not subject to this minimum balance policy: (1) a fee-based account held on an Edward Jones platform; (2) a 529 account held on an Edward Jones platform; or (3) an account with an active systematic investment plan or LOI (as defined above).

Changing Share Classes. At any time it deems necessary, Edward Jones has the authority to convert at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

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